Exhibit 99.1

Lantronix Names Brent Stringham as CFO

IRVINE, Calif., Jan. 10, 2025 — Lantronix Inc. (NASDAQ: LTRX) (the “Company”), a global leader in IoT compute and connectivity IoT solutions, today announced the appointment of Brent Stringham as its chief financial officer (CFO). Stringham has been an experienced financial leader with Lantronix since 2012 and previously served as the Company’s interim CFO and Chief Accounting Officer.

“Brent brings deep institutional knowledge and extensive financial expertise to his new role as CFO based on his many contributions to Lantronix over the past 13 years,” said Saleel Awsare, chief executive officer of Lantronix. “With Brent’s financial leadership, Lantronix remains firmly committed to delivering shareholder value and advancing its strategic objective focused on Edge Intelligence in the IoT industry.”

Prior to joining Lantronix, Stringham held financial positions with Iteris Inc., Netlist Inc. and Ernst & Young. Stringham holds a bachelor’s degree in Business Administration and Accounting from California State University in Fullerton, Calif., and is a licensed Certified Public Accountant.

About Lantronix

Lantronix Inc. is a global leader of compute and connectivity IoT solutions that target high-growth industries including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to succeed in the growing IoT markets by delivering customizable solutions that address each layer of the IoT Stack. Lantronix’s leading-edge solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOBM) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements within the meaning of federal securities laws, including, without limitation, statements related to Lantronix leadership. These forward-looking statements are based on our current expectations and are subject to substantial risks and uncertainties that could cause our actual results, future business, financial condition, or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. The potential risks and uncertainties include, but are not limited to, such factors as the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic or other outbreaks, wars and recent tensions in Europe, Asia and the Middle East, or other factors; future responses to and effects of public health crises; cybersecurity risks; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; difficulties and costs of protecting patents and other proprietary rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 9, 2024, including in the section entitled “Risk Factors” in Item 1A of Part I of that report, as well as in our other public filings with the SEC. Additional risk factors may be identified from time to time in our future filings. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2025 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Gail Kathryn Miller

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media@lantronix.com

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